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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-36595) of our report dated March 5, 2002 appearing on page 37 and 59 of Post Properties, Inc.'s and Post Apartment Homes, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2001, respectively.



PricewaterhouseCoopers LLP
Atlanta, Georgia
March 26, 2002